Exhibit 10.14


                AGREEMENT TO TERMINATE STOCK OPTIONS AND WARRANTS

                  This AGREEMENT (the "Agreement") dated this 25th day of July, 2000, by and among the Stockholders listed on Exhibit A attached hereto (the "Stockholders") and AmeriCom USA, Inc., a Delaware corporation (the "Company").

                                    RECITALS

                  WHEREAS, the Stockholders own the options and/or warrants to purchase certain Class A shares of the Company's common stock, par value
$0.0001, listed on Exhibit A attached hereto (the "Common Stock Options and Warrants"); and

                  WHEREAS, Stockholders believe that it is in the best interest of the Company and crucial to the Company's ability to induce new investors to invest in the Company that they surrender all of their Common Stock Options and Warrants to the Company and terminate all of their rights to purchase such Common Stock Options and Warrants; and

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereto hereby agree as follows:

         1. On the date first set forth above, the Stockholders will surrender all of their Common Stock Options and Warrants to the Company and terminate all of their rights to purchase such Common Stock Options and Warrants.

         2. Governing Law. This Agreement shall be construed and the rights of the parties governed in accordance with the laws of the State of Delaware except for conflict of laws provisions to the extent that they would require the application of the laws of another State.

         3. Counterparts. The parties may execute any number of counterparts to this Agreement, each of which shall be an original instrument, but all of which taken together shall constitute one and the same Agreement. Signed facsimile copies of this Agreement will legally bind the parties to the same extent as original documents.



                     [Remainder of Page Intentionally Blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.



AMERICOM USA, INC                               STOCKHOLDERS


By: /s/ Thomas J. Hopfensperger                 By: /s/ Lorne Cezar
   ----------------------------                    ---------------------------
Name:   Thomas J. Hopfensperger                 Name:  Lorne Cezar
Title:  CEO


                                                By: /s/ Robert M. Cezar
                                                   ---------------------------
                                                Name:  Robert M. Cezar



                                                By: /s/ Helen E. Cooper
                                                   ---------------------------
                                                Name:  Helen E. Cooper



                                                By: /s/ Winston Lee
                                                    --------------------------
                                                Name:  Winston Lee



                                                By: /s/ David H. Loomis
                                                   ---------------------------
                                                Name:  David H. Loomis



                                                By: /s/ Craig D. Machado
                                                   ---------------------------
                                                Name:  Craig D. Machado



                                                By: /s/ Jayson Schwarz
                                                   ---------------------------
                                                Name:  Jayson Schwarz


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

                                    EXHIBIT A
                                                                            TOTAL NUMBER
                             NUMBER OF OPTIONS     NUMBER OF WARRANTS      OF OPTIONS AND
STOCKHOLDER'S NAME              SURRENDERED           SURRENDERED        WARRANTS SURRENDERED
------------------              -----------           -----------        --------------------

Lorne Cezar                      60,000                N/A                      60,000
---------------------------------------------------------------------------------------------

Robert M. Cezar               1,935,000                N/A                   1,935,000

---------------------------------------------------------------------------------------------

Helen E. Cooper                 465,000                N/A                     465,000

---------------------------------------------------------------------------------------------

Winston Lee                     870,000                N/A                     870,000

---------------------------------------------------------------------------------------------

David H. Loomis                 945,000              350,000                 1,295,000

---------------------------------------------------------------------------------------------

Craig D. Machado                870,000              450,000                 1,320,000

---------------------------------------------------------------------------------------------

Jayson Schwarz                  870,000                N/A                     870,000

---------------------------------------------------------------------------------------------


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